SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 20, 2004
                                                 ------------------


                              PEOPLES BANCORP INC.
            ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                     ----------------------------------------
                             Commission File Number


                 Ohio                                31-0987416
      -----------------------------       -------------------------------
     (State or other jurisdiction               (I.R.S. Employer
           of incorporation)                  Identification Number)

                  138 Putnam Street
                  P.O. Box 738,
                  Marietta, Ohio                                 45750
              -------------------------------------       --------------------
             (Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
                                                   ------------------


                                       Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (a) None required
         (b) None required
         (c) Exhibits


      EXHIBIT NUMBER                           DESCRIPTION
------------------------------     ----------------------------------------
          99                       News Release issued July 20, 2004


Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On July 20, 2004, Peoples Bancorp Inc. announced by press release its earnings for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99. The information contained in this Report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  July 20, 2004                         PEOPLES BANCORP INC.
                                             --------------------
                                             Registrant



                            By: /s/ ROBERT E. EVANS
                                ------------------------------------------------
                                    Robert E. Evans
                                    Chairman of the Board and
                                    Chief Executive Officer



                                                 INDEX TO EXHIBITS

        Exhibit Number                       Description
---------------------------      -------------------------------------------
            99                   News Release issued July 20, 2004